        As filed with the Securities and Exchange Commission on January 11, 2001
                                                      Registration No. 333-_____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                               AVICI SYSTEMS INC.
             (Exact Name of Registrant as specified in its charter)

                           Delaware                                              02-0493372
(State or other jurisdiction of incorporation or organization)       (I.R.S. Employer Identification No.)

                             101 BILLERICA AVENUE
                           NORTH BILLERICA, MA 01862
                                 (978) 964-2000
              (Address of Principal Executive Offices) (Zip Code)

                             ----------------------

                               AVICI SYSTEMS INC.
                  2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                       2000 EMPLOYEE STOCK PURCHASE PLAN
                           (Full title of the plans)

                             ----------------------

                            PETER C. ANASTOS, ESQ.
                              AVICI SYSTEMS INC.
                             101 BILLERICA AVENUE
                          NORTH BILLERICA, MA  01862
                (Name and Address of Agent for Service of Process)

                                 (978) 964-2000
         (Telephone Number, Including Area Code, of Agent For Service)

                             ----------------------

                                    Copy to:

                             JOHN A. MELTAUS, ESQ.
                        TESTA, HURWITZ & THIBEAULT, LLP
                                125 HIGH STREET
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 248-7000

================================================================================

================================================================================
                        CALCULATION OF REGISTRATION FEE
================================================================================

                                                                 Proposed
                                                                  Maximum        Proposed
                                                                 Offering        Maximum          Amount of
Title of Securities                             Amount to be     Price Per       Aggregate       Registration
to be Registered                                 Registered        Share      Offering Price        Fee(1)
--------------------                            ------------     ---------    --------------     ------------

2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
Common Stock (par value $.0001 per share)
                                                  200,000 (2)       $20.16      $4,032,000         $1,008.00

2000 EMPLOYEE STOCK PURCHASE PLAN                  57,304 (2)       $20.16      $1,155,248.64       $ 288.81
Common Stock (par value $.0001 per share)

Total
----------------------------------------------------------------------------------------------------------------

(1) Calculated pursuant to Section 6(b) of the Securities Act of 1933, as amended.

(2) The price of $20.16 per share, which is the average of the high and low price of the Common Stock of the Registrant as reported on the Nasdaq National Market on January 8, 2001, is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(c) of the Securities Act and has been used only for those shares without a fixed exercise price.

     This Registration Statement registers additional securities of the same class as other securities for which a Registration Statement on Form S-8 (No. 333-48178) relating to Avici's 2000 Non-Employee Director Stock Option Plan and 2000 Employee Stock Purchase Plan is effective. Pursuant to General Instruction E of Form S-8, the contents of the above-listed Registration Statement are hereby incorporated by reference.

Item 8.  Exhibits.
         --------

Exhibit No.                                       Description
-----------     -----------------------------------------------------------------------------
4.1             Fourth Restated Certificate of Incorporation of the Registrant (filed as
                Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-37316) and
                incorporated herein by reference)

4.2             Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.4 to the
                Registration Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

4.3             2000 Non-Employee Director Stock Option Plan (filed as Exhibit 10.4 to the
                Registration Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

4.4             2000 Employee Stock Purchase Plan (filed as Exhibit 10.3 to the Registration
                Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

5.1             Opinion of Testa, Hurwitz & Thibeault, LLP

23.1            Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1)

23.2            Consent of Arthur Andersen LLP

24.1            Power of Attorney (included as part of the signature page of this Registration
                Statement)

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billerica in the State of Massachusetts, on this 11th day of January, 2001.

                                    AVICI SYSTEMS INC.

                                    By:  /s/ Paul F. Brauneis
                                         -------------------------------------
                                         Paul F. Brauneis
                                         Chief Financial Officer and Treasurer

                        POWER OF ATTORNEY AND SIGNATURES

     We, the undersigned officers and directors of Avici Systems Inc., hereby severally constitute and appoint Paul F. Brauneis, our true and lawful attorney, with full power to him, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable Avici Systems Inc., to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

             SIGNATURE                                         TITLE

/s/ Surya R. Panditi                  Chief Executive Officer, Co-Chairman and Director
------------------------------------  (principal executive officer)
Surya R. Panditi

/s/ Steven B. Kaufman                 President, Chief Operating Officer and Director
------------------------------------
Steven B. Kaufman

/s/ Paul F. Brauneis                  Chief Financial Officer, Treasurer and Secretary
------------------------------------  (principal financial officer and principal accounting
Paul F. Brauneis                      officer)

/s/ James R. Swartz                   Chairman and Director
------------------------------------
James R. Swartz

/s/ Stephen M. Diamond                Director
------------------------------------
Stephen M. Diamond

/s/ Catherine M. Hapka                Director
------------------------------------
Catherine M. Hapka

/s/ Richard T. Liebhaber              Director
------------------------------------
Richard T. Liebhaber

/s/ James Mongiello                   Director
------------------------------------
James Mongiello

/s/ Henry Zannini                     Director
------------------------------------
Henry Zannini

                               INDEX TO EXHIBITS

Exhibit No.                                       Description
-----------     --------------------------------------------------------------------------------

4.1             Fourth Restated Certificate of Incorporation of the Registrant (filed as
                Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-37316) and
                incorporated herein by reference)

4.2             Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.4 to the
                Registration Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

4.3             2000 Non-Employee Director Stock Option Plan (filed as Exhibit 10.4 to the
                Registration Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

4.4             2000 Employee Stock Purchase Plan (filed as Exhibit 10.3 to the Registration
                Statement on Form S-1 (File No. 333-37316) and incorporated herein by reference)

5.1             Opinion of Testa, Hurwitz & Thibeault, LLP

23.1            Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1)

23.2            Consent of Arthur Andersen LLP

24.1            Power of Attorney (included as part of the signature page of this Registration
                Statement)